                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    FIRST COMMUNITY BANKING SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     FIRST COMMUNITY BANKING SERVICES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 1997

TO OUR SHAREHOLDERS:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders (the "Meeting") of First Community Banking Services, Inc. (formerly Fayette County Bancshares, Inc.) (the "Company"). This letter serves as notice that the Annual Meeting will be held at the offices of Fayette County Bank at 300 S. Peachtree Parkway, Peachtree City, Georgia 30269 on the 30th day of April, 1997, at 4:30 p.m. for the following purposes:

                  1.       To elect six members to the Board of Directors;

                  2. To consider such other matters as properly may come before the Meeting or any adjournment of the Meeting.

         Only holders of record of the Company's Common Stock at the close of business on March 14, 1997, will be entitled to notice of and to vote at the Meeting and at any continuation or adjournment thereof. The stock transfer books will remain open. In addition to the specific matters to be acted upon, there also will be a report on the operations of the Company, and directors and officers of the Company will be present to respond to your questions. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope as promptly as possible.

         In accordance with the Georgia Business Corporation Act, a list of shareholders entitled to vote at the Annual Meeting shall be available for inspection at the Annual Meeting.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. This will assist us in preparing for the Meeting.

         All shareholders are cordially invited to attend the Meeting.


                                             By Order of the Board of Directors:


                                               /s/ Ira P. Shepherd, III
                                             -----------------------------------
                                             Ira P. Shepherd, III
                                             Chief Executive Officer

April 5, 1997

                     FIRST COMMUNITY BANKING SERVICES, INC.
                            300 S. PEACHTREE PARKWAY
                          PEACHTREE CITY, GEORGIA 30269


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 1997



         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of First Community Banking Services, Inc. (the "Company") to be held on April 30, 1997, at 4:30 p.m. and at any adjournment thereof, for the purposes set forth in this Proxy Statement. On November 8, 1996, Fayette County Bancshares, Inc. changed its name to "First Community Banking Services, Inc." THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The principal executive offices of the Company are located at 300 S. Peachtree Parkway, Peachtree City, Georgia 30269. This Proxy Statement and the accompanying Form of Proxy were first mailed to the shareholders on or about April 5, 1997.


                  VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

         The Company has fixed March 14, 1997, as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Meeting. The Company's only class of issued and outstanding stock is its Common Stock, par value $1.00 per share (the "Common Stock"). At the close of business on the Record Date, there were outstanding and entitled to vote 646,062 shares of Common Stock of the Company (after taking into account a 5% stock dividend paid by the Company in 1996) with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.

         All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted "FOR" the election to the Board of Directors of all the nominees listed below under "ELECTION OF DIRECTORS" and, at the proxy holders' discretion, on any other matter that may properly come before the Meeting. Any shareholder may revoke a proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it or by delivering a duly executed proxy bearing a later date to the Secretary of the Company. A shareholder may elect to attend the Meeting and vote in person even if he or she has a proxy outstanding.

         Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment.


                                  SOLICITATION

         The costs of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record will be borne by the Company. Certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock.

                              ELECTION OF DIRECTORS

         Article Eight of the Company's Articles of Incorporation and Section
3.3 of the Company's Bylaws provide that the Board of Directors shall be divided into three classes with each class to be as nearly equal in number as possible.
Article 8 and Section 3.3 also provide that the three classes of directors are to have staggered terms, so that the terms of only approximately one-third of the Board members will expire at each annual meeting of shareholders. The Board of Directors of the Company presently consists of sixteen members, each of whom also serves as a director of Fayette County Bank (the "Bank"), with the exception of Kerstin M. Gasko who is not a director of the Bank.

         The current Class I directors are Robert W. Bertelsbeck, Joseph S. Black, Kerstin M. Gasko, Robert C. Gasko, Mukut Gupta, and G. Webb Howell. The current Class II directors are Mark A. Jungers, John E. Molis, Richard A. Parlontieri, Arlie C. Aukerman, and Ira P. Shepherd, III. The current Class III directors are Donnie H. Russell, Fred B. Sheats, H. Geoffrey Slade, Sr., Enrico
A. Stanziale, and John R. Torretto. The current terms of the Class I directors will expire at the Meeting. Each of the three current Class I directors has been nominated for reelection and will stand for election at the Meeting for a three-year term. The terms of the Class II directors will expire at the 1998 Annual Shareholders' Meeting and the terms of the Class III directors will expire at the 1999 Annual Shareholders' Meeting.

         It is the intention of the persons named as proxies in the accompanying proxy to vote FOR the election of the nominees identified below to serve for a three-year term, expiring at the 2000 Annual Meeting of Shareholders. If any nominee is unable or fails to accept nomination or election (which is not anticipated), the persons named in the proxy as proxies, unless specifically instructed otherwise in the proxy, will vote for the election in his stead of such other person as the Company's existing Board of Directors may recommend.

         The directors shall be elected by a plurality of the votes cast at the Meeting. Abstentions and broker non-votes will not be considered to be either affirmative or negative votes.

         The table below sets forth certain information about the nominees, including each nominee's age, position with the Company, and position with the Bank. All of the nominees are nominated as Class I directors. See the discussion under the heading "Directors and Executive Officers of the Company and the Bank" for a description of each nominee's principal occupation.

                                       Position with                    Position with
Name                         Age        The Company                        The Bank
----                         ---       -------------                    -------------
Robert W. Bertelsbeck        54         Director                        Director

Joseph S. Black              49         Director                        Director

Kerstin M. Gasko             53         Director
                                                                        --------

Robert C. Gasko              66         Director;                       Director;
                                        Chairman of the Board           Chairman of the Board

Mukut Gupta                  57         Director                        Director

G. Webb Howell               43         Director                        Director

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SIX NOMINEES NAMED ABOVE.

          DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AND THE BANK

         The following table sets forth the name of each director and executive officer of the Company and the Bank, his or her age and positions held, and a brief description of his or her principal occupation and business experience for the preceding five years. Except as otherwise indicated below, each of the directors has been a director of the Company and the Bank since their formation in 1988.

NAME AND AGE                   POSITION               PRINCIPAL OCCUPATION
------------                   --------               --------------------
Arlie C. Aukerman          Class II Director          Mr. Aukerman is the owner
(75)                                                  and Chairman of the Board
                                                      of A.C. Aukerman Company,
                                                      a highway construction
                                                      company based in Hampton,
                                                      Georgia. Mr. Aukerman has
                                                      been a director of the
                                                      Bank since 1988 and of the
                                                      Company since 1995. He was
                                                      also a director of the
                                                      Company from 1988 to 1994.

Robert W. Bertelsbeck      Class I Director           Mr. Bertelsbeck was the
(54)                                                  General Manager of NCR
                                                      Corporation's Worldwide
                                                      Service Parts Center in
                                                      Peachtree City, Georgia,
                                                      from 1979 until 1993. He
                                                      is currently the Logistics
                                                      Manager for Fritz
                                                      Companies, Inc. in
                                                      Atlanta, Georgia.

Joseph S. Black            Class I Director           Mr. Black is the President
(49)                                                  of Peachtree City
                                                      Development Corporation
                                                      and has served in that
                                                      role since 1991. From 1986
                                                      until 1991, Mr. Black
                                                      served as the Executive
                                                      Vice President and General
                                                      Manager of Peachtree City
                                                      Development Corporation.

Kerstin M. Gasko           Class I Director           Mrs. Gasko has owned and
(53)                                                  managed Eazy Street
                                                      Fashions, a ladies apparel
                                                      shop in Peachtree City,
                                                      Georgia, since 1983. Mrs.
                                                      Gasko is a director of the
                                                      Company but not the Bank.

Robert C. Gasko            Class I Director;          Mr. Gasko was a Captain
(53)                       Chairman of the Board      with Northeast Airlines,
                           of Directors of the        Inc. Board of Directors
                           Company and the Bank       from 1958 until 1972 when
                                                      that company merged with
                                                      Delta Air Lines, Inc. From
                                                      1972 until his retirement
                                                      in 1990, Mr. Gasko was
                                                      employed by Delta Air Lines
                                                      as a Senior Captain flying
                                                      international routes
                                                      between Atlanta and
                                                      various european cities.


Mukut Gupta                Class I Director           Mr. Gupta is currently the
(57)                                                  President of Jefferson
                                                      Consultants in Peachtree
                                                      City, Georgia. Prior to
                                                      working for Jefferson
                                                      Consultants, Mr. Gupta
                                                      served as the President of
                                                      Georgia Utilities Company,

NAME AND AGE                   POSITION               PRINCIPAL OCCUPATION
------------                   --------               --------------------
                                                      the President of M.G.
                                                      Engineering & Construction
                                                      Co., General Manager of
                                                      Kajima International and
                                                      Senior Vice President of
                                                      Garden Cities Corporation.
                                                      Mr. Gupta is a licensed
                                                      Civil Engineer in Georgia,
                                                      Alabama and Florida.

G. Webb Howell             Class I Director           Mr. Howell has operated a
(43)                                                  State Farm Insurance
                                                      Agency in Peachtree City,
                                                      Georgia since 1974.

Mark A. Jungers            Class II Director          Mr. Jungers has been a
(44)                                                  Sales Representative for
                                                      BIMECO, Inc., a medical
                                                      products distributor based
                                                      in Largo, Florida, since
                                                      1979. Mr. Jungers is
                                                      currently the General
                                                      Hospital Sales Manager for
                                                      BIMECO.

Mark B. Kearsley           Senior Vice President      Mr. Kearsley has served as
(35)                       and Chief Financial        the Chief Financial
                           Officer of the Company     Officer of the Company and
                           and the Bank               the Bank since 1989. Mr.
                                                      Kearsley also served as
                                                      Vice President of the
                                                      Company and the Bank from
                                                      1989 until March of 1994
                                                      when he became Senior Vice
                                                      President. Mr. Kearsley
                                                      was previously employed as
                                                      the Operations Officer at
                                                      the Bank of Troup County
                                                      in LaGrange, Georgia,
                                                      where he started his
                                                      banking career in 1984.

John E. Molis              Class II Director          Mr. Molis has been
(54)                                                  employed as a consultant
                                                      to the airline industry
                                                      since 1990. He was
                                                      Executive Vice President
                                                      of Field Aircraft in
                                                      Peachtree City, Georgia
                                                      from 1989 to 1990. He has
                                                      worked in the airline
                                                      industry since 1972 with
                                                      Scheduled Skyways, Inc.,
                                                      Southern Airline, and as
                                                      the Senior Vice President
                                                      - Maintenance and
                                                      Engineering for Northwest
                                                      Airlines from 1985 to
                                                      1988. Mr. Molis is an FAA
                                                      certified commercial
                                                      pilot.

Richard A. Parlontieri     Class II Director          Mr. Parlontieri is
(51)                                                  currently the President of
                                                      Habersham Resources
                                                      Management. He previously
                                                      owned Main Street Custom
                                                      Homes, Inc. From 1990 to
                                                      1992, Mr. Parlontieri
                                                      served as the President
                                                      and Chief Executive
                                                      Officer of MSK Development
                                                      Co., Inc., the developer
                                                      of a Fayette County golf
                                                      course community.

NAME AND AGE                   POSITION               PRINCIPAL OCCUPATION
------------                   --------               --------------------
Donnie H. Russell          Class III Director         Since 1967, Mr. Russell
(53)                                                  has been the owner and
                                                      President of Parham
                                                      Industries, a mobile home
                                                      company located in
                                                      Jonesboro, Georgia.

Fred B. Sheats             Class III Director         Mr. Sheats has practiced
(72)                                                  accounting and law as a
                                                      certified public
                                                      accountant and an attorney
                                                      in Atlanta, Georgia for
                                                      over thirty-five years. He
                                                      is presently practicing
                                                      both professions on a
                                                      limited basis while
                                                      maintaining other business
                                                      interests. Mr. Sheats
                                                      became a director of the
                                                      Company and the Bank in
                                                      1992.

Ira P. Shepherd, III       President and Chief        Mr. Shepherd joined the
(49)                       Executive Officer of the   Bank in 1989 serving as
                           Company and the Bank;      Senior Vice President of
                           Class II Director          Lending. He became the
                                                      President and Chief
                                                      Executive Officer of the
                                                      Company and the Bank
                                                      in April 1994. From 1986
                                                      to 1989, he was Vice
                                                      President of Lending for
                                                      Peachtree National Bank,
                                                      and from 1976 to 1986 he
                                                      was Vice President-
                                                      Commercial Lending at
                                                      First National Bank of
                                                      Newnan. Mr. Shepherd has
                                                      been a director of the
                                                      Bank since 1994 and a
                                                      director of the Company
                                                      since 1995.


H. Geoffrey Slade, Sr.     Class III Director         Mr. Slade is an attorney
(49)                                                  who has practiced law in
                                                      Fayetteville, Georgia
                                                      since 1973.

Enrico A. Stanziale        Class III Director         Mr. Stanziale has served
(56)                                                  as the Chairman of the
                                                      Board of both the Company
                                                      and the Bank since their
                                                      respective inceptions in
                                                      1988. Upon the resignation
                                                      of the Company's President
                                                      in 1994, he served as the
                                                      acting Chief Executive
                                                      Officer of the Company on
                                                      a temporary basis. From
                                                      1984 to 1992, he served as
                                                      President of Advanced
                                                      Materials, an equipment
                                                      design firm specializing
                                                      in electroplating.

John R. Torretto           Class III Director         Mr. Torretto has been a
(61)                                                  sales engineer with
                                                      Periphonics Corporation, a
                                                      computer manufacturer
                                                      based in Long Island, New
                                                      York, since 1976. Prior to
                                                      his employment with
                                                      Periphonics Corporation,
                                                      Mr. Torretto worked in the
                                                      banking industry.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth for the fiscal years ended December 31, 1994, 1995, and 1996 the cash compensation paid or accrued by the Company and the Bank, as well as certain other compensation paid or accrued for those years, for services in all capacities to each person who served as the chief executive officer of the Company and the Bank for any portion of the year ended December 31, 1996. No executive officer of the Company or the Bank, other than Mr. Shepherd, earned total compensation, including salary and bonus, for the fiscal year ended December 31, 1996, in excess of $100,000.


                           SUMMARY COMPENSATION TABLE


                                                                                       Long Term
                                                                                       Compensation
                                         Annual Compensation                           Awards/
                                  ------------------------------------------------------------------
   Name and                                                               Other        Securities
   Principal                                                             Annual        Underlying
    Position              Year       Salary ($)       Bonus ($)       Compensation     Options (#)
   ----------             ----       ----------       ---------       ------------     -----------
Ira P. Shepherd, III -    1996        $113,214         $29,000          $2,800(1)       4,500(2)
President and Chief
Executive Officer         1995        $ 90,000         $29,000          $1,250(1)       4,200(2)

                          1994        $ 82,000         $22,000                -0-       4,000(3)

         ---------------------

(1)      This amount represents directors' fees.
(2) These options were granted under the Company's 1994 Stock Option Plan (the "1994 Stock Option Plan") in connection with Mr. Shepherd's employment as the Company's President and Chief Executive Officer.
(3) These options were granted under the 1994 Stock Option Plan pursuant to an automatic option grant to all directors. See "Compensation of Directors."

         The following table sets forth the options granted during the fiscal year ended December 31, 1996, to Mr. Shepherd.


                                OPTION GRANTS IN LAST FISCAL YEAR

                                          Individual Grants
-------------------------------------------------------------------------------------------
                              Number of      % of Total
                             Securities        Options
                             Underlying       Granted to       Exercise or
                              Options        Employees in       Base Price       Expiration
        Name                 Granted(#)       Fiscal Year        ($/share)          Date
---------------------        ----------      ------------      -----------       ----------
Ira P. Shepherd, III           4,500             24%              $20.00         10/19/2006




         The following table sets forth information concerning the exercise of options during the fiscal year ended December 31, 1996, and unexercised options held as of December 31, 1996, by Mr. Shepherd.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                       Number of
                                                                                      Securities
                                                                                      Underlying             Value of Unexercised
                                                                                      Unexercised                In-the-Money
                                                                                      Options at                  Options at
                                                                                    Fiscal Year End           Fiscal Year End(1)
                                                                                          (#)                         ($)
                               Shares Acquired                                       Exercisable/                Exercisable/
         Name                  on Exercise (#)          Value Realized ($)           Unexercisable               Unexercisable
     ------------             -----------------         ------------------          ---------------             --------------
Ira P. Shepherd, III                $-0-                       $-0-                   2,940/9,960               $40,921/99,035


------------------------------
(1) Based on $25.50 per share as of December 29, 1996, the last reported sales price of the Common Stock prior to December 31, 1996, on the Nasdaq SmallCap Market. Mr. Shepherd has options to acquire 4,200 shares of Common Stock at $12.26 per share, of which 840 are currently exercisable, options to acquire 4,200 shares of Common Stock at $11.31 per share, of which 2,100 are currently exercisable, and options to acquire 4,500 shares of Common Stock at $20.00 per share, none of which are currently exercisable.

COMPENSATION OF DIRECTORS

         In 1996, each director received $400 for each Bank or Company board meeting attended and $100 for each committee meeting attended. The 1994 Stock Option Plan provides for the grant of a nonqualified stock option to purchase 4,200 shares of Common Stock (as adjusted to reflect the 5% stock dividend paid in 1996) to each person who was a director of the Company or the Bank on December 15, 1994. In addition, each new director of the Company or the Bank will receive a similar automatic option grant on the date of the first meeting of shareholders of the Company or the Bank at which such person is elected as a director of the Company or the Bank. However, no person will receive more than one grant of such an automatic option. Each such option includes the right to receive a reload option and becomes exercisable as to one-fourth of such shares on each of the first four anniversaries of such grant, except that each Option shall become exercisable in full immediately upon a change in control (as defined in the 1994 Stock Option Plan).

EMPLOYMENT AGREEMENTS

         In February 1996, the Bank entered into employment agreements with a number of its executive officers, including its President and Chief Executive Officer, Mr. Shepherd. Mr. Shepherd and the Bank entered into an Employment Agreement pursuant to which Mr. Shepherd serves as the President and Chief Executive Officer of the Bank. The agreement provides for a salary of $115,000 per annum. Mr. Shepherd is also eligible to receive a cash bonus in an amount determined by the Board of Directors (with Mr. Shepherd abstaining). The agreement provides that the amount of the bonus will be based on such intangible criteria as the Board shall establish. Additionally, the Bank will provide Mr. Shepherd with all life insurance, dental and health insurance, disability insurance, retirement benefits, and such other benefits or plans as are generally afforded other personnel of the Bank. The Bank also pays certain club dues and travel, automobile, and business expenses for Mr. Shepherd. The agreement provides for an initial term of three years, which may be extended at the end of the term for additional three year periods.

         The agreement provides that, if the Bank terminates Mr. Shepherd's employment other than for cause or as a result of his death or disability, the Bank shall pay to Mr. Shepherd severance compensation in an amount equal to 100% of his then current monthly base salary each month for a period ending on the earlier of the date which is six months from the date of termination or the date his total monthly compensation from his new position equals his monthly base salary under this Agreement at the date of termination. If and to the extent that Mr. Shepherd's compensation in his new employment position is less than his current base salary from the Bank, then Mr. Shepherd shall be entitled to a supplement payable monthly in an amount equal to the difference between Mr. Shepherd's monthly base salary under the agreement at the date of termination of employment and his total monthly compensation in his new position. The Bank shall also pay Mr. Shepherd his pro rata share of any bonus earned as of the date of his termination by achievement of the goals determined by the Board of Directors. After a change in control (as defined in the agreement), Mr. Shepherd may terminate his employment for any reason upon delivery of notice to the Bank within a 90-day period beginning on the 30th day after the change in control or within a 90-day period beginning on the one year anniversary of the occurrence of the change in control, and (i) the Bank shall pay Mr. Shepherd any sums due him as base salary and/or reimbursement of expenses through the date of such termination plus a pro rata share of any bonus if otherwise payable with respect to the fiscal year during such termination which was earned as of the date of termination as a result of the Bank achieving the goals determined by the Board of Directors; (ii) the Bank shall pay Mr. Shepherd one lump sum payment in an amount equal to three times Mr. Shepherd's then current annual base salary; and
(iii) the restrictions on any outstanding incentive awards (including stock options) granted to Mr. Shepherd under any incentive plan or arrangement shall lapse and such incentive award shall become 100% vested, all stock options and stock appreciation rights granted to Mr. Shepherd shall become immediately exercisable and shall become 100% vested, and all stock options granted to Mr. Shepherd shall become 100% vested.

         In addition, the agreement provides that following termination of his employment with the Bank and for a period of time thereafter (which will be two years if Mr. Shepherd is terminated for cause), Mr. Shepherd may not (i) be employed in the banking business as a director, officer at the vice-president level or higher, or organizer or promoter of, or provide executive management services to, any financial institution within a ten mile radius of the

Bank's offices, (ii) solicit major customers of the Bank for the purpose of providing financial services, or (iii) solicit employees of the Bank for employment.

         The Company also granted incentive stock options to acquire 4,200 shares (as adjusted to reflect the 5% stock dividend paid in 1996) to Mr. Shepherd. These options are exercisable at $12.26 per share, the fair market value on the date of grant, and vest at the rate of 840 of such shares on August 17, 1996, 1997, 1998, 1999, and 2000, respectively, and must be exercised on or before August 17, 2005.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING RULES

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC, within certain specified time periods, reports of ownership and changes in ownership. Such officers, directors, and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file.

         To the Company's knowledge, based solely upon a review of copies of such reports furnished to the Company and representations that no other reports were required with respect to the year ended December 31, 1996, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with respect to 1996.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned at March 14, 1997, by (a) each Named Executive Officer of the Company, (b) each director and nominee of the Company,
(c) all executive officers and directors of the Company as a group, and (d) each person or entity known to the Company to own more than 5% of the outstanding Common Stock.


                                           AMOUNT AND NATURE
                                             OF BENEFICIAL                    PERCENT OF
NAME OF BENEFICIAL OWNER                      OWNERSHIP(1)                  COMMON STOCK(2)
------------------------                      ------------                  ---------------
Directors and Executive Officers:

Arlie C. Aukerman                              23,628(3)                           3.3%

Robert W. Bertelsbeck                           5,250(3)                             *

Joseph S. Black                                 8,719(3)                           1.4%

Kerstin M. Gasko                               20,079(3)(4)                        3.1%

Robert C. Gasko                                20,079(3)(5)                        3.1%

Mukut Gupta                                     9,817(3)(6)                        1.5%

G. Webb Howell                                 14,555(3)(7)                        2.3%

Mark A. Jungers                                 9,975(3)                           1.5%

John E. Molis                                  11,471(3)                           1.8%

Richard A. Parlontieri                          6,313(3)(8)                        1.0%

Donnie H. Russell                              13,098(3)                           2.0%

Fred B. Sheats                                 12,600(3)                           2.0%

                                           AMOUNT AND NATURE
                                             OF BENEFICIAL                    PERCENT OF
NAME OF BENEFICIAL OWNER                      OWNERSHIP(1)                  COMMON STOCK(2)
------------------------                      ------------                  ---------------
Ira P. Shepherd, III                            4,416(3)(9)                          *

H. Geoffrey Slade, Sr.                          4,724(3)                             *

Enrico A. Stanziale                            32,767(3)(10)                       5.1%

John R. Torretto                                7,664(3)                           1.2%

Executive officers and directors
as a group (17 persons)(11)                   206,396(12)                         30.3%


------------------------------

  *      An asterisk indicates beneficial ownership of less than 1%.
  (1) Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.
  (2) Percentage is determined on the basis of 646,062 shares of Common Stock issued and outstanding (which takes into account a 5% stock dividend paid by the Company in 1996) plus shares subject to options or warrants held by the named individual for whom the percentage is calculated which are exercisable within the next sixty days as if outstanding, but treating shares subject to warrants or options held by others as not outstanding.
  (3) Includes 2,100 shares subject to stock options exercisable within 60 days granted pursuant to the 1994 Stock Option Plan. Excludes 2,100 shares subject to stock options granted pursuant to the 1994 Stock Option Plan, which are not currently exercisable but will become exercisable as to 1,050 of such shares on December 15, 1997 and 1998, respectively.
  (4) Includes 15,021 shares owned jointly with Mrs. Gasko's husband in which she shares voting and investing power, and 26 shares owned by her son in which she shares voting and investing power. Also includes 2,100 shares pursuant to currently exercisable options held by Mrs. Gasko's husband.
  (5) Includes 15,021 shares owned jointly with Mr. Gasko's wife in which he shares voting and investing power, 832 shares owned by Mr. Gasko's wife in which he shares voting and investing power, and 26 shares owned by his son in which he shares voting and investing power. Also includes 2,100 shares pursuant to currently exercisable options held by Mr. Gasko's wife.
  (6)    Includes 6,898 shares held by Mr. Gupta in an IRA account.
  (7) Includes 1,957 shares owned by Mr. Howell's mother in which he shares voting and investing power.
  (8) Includes 13 shares owned by Mr. Parlontieri's daughter in which he shares voting and investing power.
  (9) Mr. Shepherd also holds options to acquire another 4,200 shares, of which 840 are currently exercisable. These options become exercisable as to 840 of such shares on August 17, 1997, 1998, 1999, and 2000, respectively. In addition, Mr. Shepherd holds options to acquire 4,500 shares, none of which are currently exercisable. These options become exercisable as to 900 of such shares on October 19, 1997, 1998, 1999, 2000, and 2001, respectively.
 (10) Includes 2,090 shares owned by Mr. Stanziale's wife in which he shares voting and investing power. Mr Stanziale's address is P.O. Box 266, Sharpsburg, Georgia 30277.
 (11) Includes sixteen directors of the Company listed above, and one executive officer not listed above.

 (12) Includes 35,133 shares subject to stock options held by executive officers or directors which are exercisable within 60 days granted pursuant to the 1994 Stock Option Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the officers and directors of the Company and the Bank and principal shareholders of the Company, and affiliates of such persons, have, from time to time, engaged in banking transactions with the Bank and are expected to continue such relationships in the future. Management believes that all loans or other extensions of credit made by the Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. There are no family or other relationships between any of the directors or executive officers of the Company or the Bank, with the exception of Robert C. Gasko and Kerstin M. Gasko who are husband and wife.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held seven meetings, and the Board of Directors of the Bank held thirteen meetings, during the year ended December 31, 1996. All of the directors of the Company and the Bank attended at least 75% of such meetings and the meetings of each committee on which they served.

         The only standing committee of the Company is the Stock Option Committee. The Company's Stock Option Committee is composed of Robert W. Bertelsbeck and Fred B. Sheats and met two times in 1996. The Stock Option Committee is authorized to administer the Company's 1994 Stock Option Plan in accordance with its terms, including determining those individuals to whom options or awards will be granted and to make such grants.

         The Bank has an Audit Committee, which met three times in 1996. This committee has the responsibility of reviewing the financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The committee recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves the auditors' audit plans, and reviews with the independent auditors the results of the audit and management's response thereto. The committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The committee reports its findings to the Board of Directors of the Bank. In 1996, the members of the Audit Committee included Robert W. Bertelsbeck, John E. Molis, Fred B.
Sheats, and John R. Torretto.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Bricker & Melton, P.A. as the independent public accountant for the Company for its current fiscal year. Bricker & Melton, P.A. served as the independent public accountants for the Company for the fiscal years ended December 31, 1994, 1995 and 1996. A representative of Bricker & Melton, P.A. is expected to be present at the Meeting to answer any questions the shareholders may have.


          SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING OF SHAREHOLDERS

         Shareholders' proposals intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company no later than December 30, 1997, to be presented at the 1998 Annual Meeting of Shareholders or considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting.

                                  OTHER MATTERS

         The Board of Directors knows of no other business other than that set forth above to be transacted at the Meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxy cards in accordance with their judgment on such matters.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Ira P. Shepherd, III
                                        ----------------------------------------
                                        Ira P. Shepherd, III
                                        Chief Executive Officer
Peachtree City, Georgia
April 5, 1997

                                                                      APPENDIX

                                     PROXY

                     FIRST COMMUNITY BANKING SERVICES, INC.
                            300 S. PEACHTREE PARKWAY
                         PEACHTREE CITY, GEORGIA 30269

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Nancy Kendall and Mark B. Kearsley as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of First Community Banking Services, Inc. held of record by the undersigned on March 14, 1997, at the Annual Meeting of Shareholders to be held on April 30, 1997, or any adjournment thereof.

1.  ELECTION OF DIRECTORS:

       [ ] FOR all nominees listed below (except as marked to    [ ] WITHHOLD AUTHORITY to vote for all nominees
           the contrary below)                                       listed below

    Robert W. Bertelsbeck, Joseph S. Black, Kerstin M. Gasko, Robert C. Gasko, Mukut
                           Gupta, and G. Webb Howell.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW).

    ------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED NOMINEES AND, AT THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                 Dated:          , 1997
                                                       ----------

                                                 -------------------------------
                                                 Signature

                                                 -------------------------------
                                                 Signature if held jointly

                                                 -------------------------------
                                                 Please print name(s)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.